Exhibit 99

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

In re:	CMR Mortgage Fund II, LLC	Case No.	09-30788

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	Oct-10	PETITION DATE:	03/31/09

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).        ☐

	Dollars reported in $1
			End of Current Month	End of Prior Month	As of Petition Filing
2.	Asset and Liability Structure
	a. Current Assets		$23,969	$45,156
	b. Total Assets (see schedule J, Note 1)		$51,763,771	$53,881,245	$70,367,249
	c. Current Liabilities		$13,591,913	$13,412,355
	d. Total Liabilities (Note 2)		$35,499,584	$35,320,026	$6,295,128

			Current Month	Prior Month	Cumulative (Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts		$14,000	$0	$1,659,145
	b. Total Disbursements		$32,243	$28,967	$1,658,731
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)		$(18,243)	$(28,967)	$414
	d. Cash Balance Beginning of Month		$18,657	$47,624	$0
	e. Cash Balance End of Month (c + d)		$414	$18,657	$414

			Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations		$(2,297,032)	$(1,206,322)	$(22,462,419)
5.	Account Receivables (Pre and Post Petition)		$0	$0
6.	Post-Petition Liabilities		$13,591,913	$13,412,355
7.	Past Due Post-Petition Account Payables (over 30 days)		$3,093,701	$3,023,433

At the end of this reporting month:				Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

				☐	☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			☐	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?			☐	N/A
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)			☐	☒
12.	Is the estate insured for replacement cost of assets and for general liability?			☒	☐
13.	Are a plan and disclosure statement on file?			☐	☒
14.	Was there any post-petition borrowing during this reporting period?			☐	☒

15.	Check if paid: Post-petition taxes ☐;		U.S. Trustee Quarterly Fees ☐;	Check if filing is current for: Post-petition
	tax reporting and tax returns: ☒.
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note 1:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 2:	See Note 5 of Liabilities and Equity

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	11/20/2010	/s/ Graham Seel
Responsible Individual

Revised 1/1/98

STATEMENT OF OPERATIONS
(General Business Case)

For the Month Ended 10/31/10

	Current Month				Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
		—	1	Gross Sales
		—	2	less: Sales Returns & Allowances
$0		—	3	Net Sales	$0
		—	4	less: Cost of Goods Sold (Schedule ‘B’)
—		—	5	Gross Profit	—
12,901	13,000	(99)	6	Interest	839,450	13,000
		—	7	Other Income: Gain on sale - REO
(2,022)	(2,500)	478	8	Less: Servicing Fees	(157,237)	(2,500)
		—	9

$10,879	10,500	$379	10	Total Revenues	$682,213	$10,500

				Expenses:
		—	11	Compensation to Owner(s)/Officer(s)
		—	12	Salaries
		—	13	Commissions
		—	14	Contract Labor
				Rent/Lease:
		—	15	Personal Property
		—	16	Real Property
		—	17	Insurance
$16,203	$20,000	$3,797	18	Management Fees	$489,655	$20,000
		—	19	Depreciation
				Taxes:
		—	20	Employer Payroll Taxes
		—	21	Real Property Taxes
		—	22	Other Taxes
		—	23	Other Selling
48,741	58,700	9,959	24	Other Administrative	1,347,226	58,700
$71,490	90,000	18,510	25	Interest	1,812,289	90,000
$1,668,753	9,000	(1,659,753)	26	Other Expenses: Provision for loan losses (Note 1)	$7,048,731	9,000
$0	—	—	27	Impairment for REOs	$(1,092,573)	—
$472,440	154,000	(318,440)	28	Expenses Investment in REO (Note 2)	11,674,002	154,000
$0		—	29	Write-off of Sand City	289,294
$5,284		(5,284)	30	Loss on Investment to Senior Lender (Note 3)	(846,466)
$0		—	31	Impairment for Notes Receivable	1,965,927
		—	32
		—	33
		—	34

$2,282,911	$331,700	$(1,951,211)	35	Total Expenses	$22,688,085	$331,700

$(2,272,032)	$(321,200)	$(1,950,832)	36	Subtotal	$(22,005,872)	$(321,200)

				Reorganization Items:
(25,000)	$(25,000)	—	37	Professional Fees	$(448,839)	$(25,000)
		—	38	Provisions for Rejected Executory Contracts
		—	39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case
		—	40	Gain or (Loss) from Sale of Equipment
	$0	—	41	U.S. Trustee Quarterly Fees	$(13,000)	$0
		—	42

(25,000)	(25,000)	—	43	Total Reorganization Items	(461,839)	(25,000)

$(2,297,032)	$(346,200)	$(1,950,832)	44	Net Profit (Loss) Before Federal & State Taxes	$(22,467,711)	$(346,200)
—	—	—	45	Federal & State Income Taxes	(5,292)	—

$(2,297,032)	$(346,200)	$(1,950,832)	46	Net Profit (Loss)	$(22,462,419)	$(346,200)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Note 1:	Adjustment to quarterly valuation of loans
Note 2:	Increase due to property taxes for Wheatland Holdings
Note 3:	Adjustment to prior period loss on Investment

Revised 1/1/98

BALANCE SHEET

(General Business Case)

For the Month Ended 10/31/10

		From Schedules	Market Value
	Assets

	Current Assets

1	Cash and cash equivalents - unrestricted		$414
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)	A
4	Inventory	B
5	Prepaid expenses		$23,555
6	Professional retainers		—
7	Other:
8

9	Total Current Assets		23,969

	Property and Equipment (Market Value)

10	Real property	C	$0
11	Machinery and equipment	D
12	Furniture and fixtures	D
13	Office equipment	D
14	Leasehold improvements	D
15	Vehicles	D
16	Other:
17
18
19
20

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders
23	Loans to affiliates	I	$1,844,759
24	Loans and advances, secured by DOT, net of allowances (Note 2, 4)	J	6,924,895
25	Investment in Real Estate Owned, net of allowances (Note 3)	K	42,498,685
26	Investment in affiliate	L	—
27	Accounts Receivable	M	$471,463

28	Total Other Assets		$51,739,802

29	Total Assets		$51,763,771

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Note 2:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 3:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses. Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses. Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Revised 1/1/98

Liabilities and Equity

(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term) (Note 8)		$8,192,561
36	Accounts payable (trade)	A	$3,182,158
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		$1,565,742

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other: Service Fee Payable		$125,270

42	Post-Petition liabilities due to CMR Inc		$526,182

43

44	Total Current Liabilities		$13,591,913
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$13,591,913

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$20,321,658

48	Priority unsecured claims	F

49	General unsecured claims	F	$1,586,013
50	Total Pre-Petition Liabilities		21,907,671
51	Total Liabilities		$35,499,584
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$(1,274,838)
53	Capital Stock
54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		(22,462,419)

56	Post-petition contributions/(distributions) or (draws)
57	Members’ Capital (Note 6)		40,001,444
58	Market value adjustment (Note 7)		—
59	Total Equity (Deficit)		$16,264,187
60	Total Liabilities and Equity (Deficit)		$51,763,771

Note 6:                  Non-recorded liability

Note 7:                  Members’ Capital is recorded net of market value adjustments as described in Notes 1, 2, 3, and 4 as required by GAAP.  The total of fair value adjustments for loans and REO is $11,564,828.

Note 8:                  Decrease due to lost of Investment in 4 Union to Senior Lender

Revised 1/1/98

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days		$88,457
31-60 Days		$79,660
61-90 Days		$80,943	$3,093,701
91+ Days		$2,933,098
Total accounts receivable/payable	$0	$3,182,158
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?	Valuation methods -
	FIFO cost	☐
Weekly ☐	LIFO cost	☐
Monthly ☐	Lower of cost or market	☐
Quarterly ☐	Retail method	☐
Semi-annually ☐	Other	☐
Annually ☐	Explain
Date of last physical inventory was

Date of next physical inventory is

Revised 1/1/98

Schedule C
Real Property

Description	Cost	Market Value
	$0	$0

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Revised 1/1/98

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income	$0	$0	$0		$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$20,321,658	$20,321,658
Priority claims other than taxes
Priority tax claims
General unsecured claims	$1,586,013	$1,586,013

(a)              List total amount of claims even it under secured.

(b)              Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo
Account Type
Account No.	412-1887244
Account Purpose	DIP
Balance, End of Month	$414
Total Funds on Hand for all Accounts	$414

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Revised 1/1/98

Schedule I

Loans to affiliates

(As of End of the Current Reporting Period)

Affiliate	Balance	Allowance	Total

California Mortgage and Realty, Inc - Note (Note 1, 2)	3,140,541	(1,295,782)	1,844,759

Total			1,844,759

line 23

Note 1: unsecured portion of notes reserved for in accordance with GAAP

Note 2: one note receivable no longer has collateral - unsecured portion charged off

Revised 1/1/98

Schedule J

Loans and Advances, excluding HDC

(As of End of the Current Reporting Period)

		Interest Income
		and fee not	Allowance
	Legal	recognized per	for
Loan Number	Balance (Note 1)	GAAP	Loan Losses	Book Balance

05-018	779	(779)		—
05-020	862	—		862
05-024	268,352	(52,550)		215,802
05-032	3,480	(3,480)		—
05-058	555,406	(239,823)	(276,644)	38,939
05-061A	8,719	—		8,719
05-061B	1,369,625	(412,307)		957,318
06-013	54,740	(10,157)	(44,583)	—
06-023	7,585,499	(927,235)		6,658,264
06-038A	54,164,989	(54,164,989)		—
06-038B	37,550	(37,550)		—
06-038C (Note 2)	2,936,935	(2,936,935)	392,581	392,581
06-044	19,270	(2,646)	(6,031)	10,593
06-071B	3,372	21,445		24,817
07-017	122,083	(25,103)	(96,980)	—
08-012	554,329	(70,984)	(483,345)	—
Loan Loss Reserve			(1,383,000)	(1,383,000)

Total	67,685,990	(58,863,093)	(1,898,002)	6,924,895

line 24

Note:                  Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 1:        Refers to legal balance adjusted for REO principal and interest not recorded on a GAAP basis.

Note 2:   Negative allowance for loan losses reflects increase in Brisbane Quarry property value due to discovery of income potential of the operating quarry.

Revised 1/1/98

Schedule K

Investment in Real Estate Owned

(As of End of the Current Reporting Period)

	Foreclosure Date	Investment	Allowance	Total

Investment in 21 Mira Mesa	6/7/2007	8,654,217	(8,754,441)	(100,224)
Investment in 3202 Thirty-Fifth Ave, LLC	9/17/2007	25,625	(14,340)	11,285
Investment in 2 Aster LLC	1/24/2008	1,210	(1,903)	(693)
Investment in 15 SSFDEV, LLC	4/9/2008	521,886	(279,759)	242,127
Investment in Hamilton Creek, LLC	7/7/2008	1,997,903	(418,219)	1,579,684
Investment in 5 Casa Grande Land, LLC	9/16/2008	(2,874,535)	(192,041)	(3,066,576)
Investment in Wheatland Holdings, LLC	10/14/2008	31,097,713	(6,123)	31,091,590
Investment in 380 - 388 12th Street, LLC	8/18/2009	15,097	—	15,097
Investment in Laurel Lakes Venice, LLC	4/7/2010	2,569,972	—	2,569,972
Investment in 2 LINCDEV, LLC	6/23/2010	315,975	—	315,975
Investment in Fres Benito, LLC	6/16/2010	8,166,742		8,166,742
Investment in Dyer Management, LLC	3/30/2009	1,673,706		1,673,706

Total		52,165,511	(9,666,826)	42,498,685

line 25

Note:                  When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Note 2:        Negative investments represent Fund’s pro-rata share of incurred liabilities of the REO that exceed the value of the equity, resulting in negative equity

Revised 1/1/98

Schedule M

Accounts Receivable

(As of End of the Current Reporting Period)

Total

CMR Fund I, LLC	112,103
CMR Fund III, LLC	212,823
First Street Commercial Mortgage Fund	12,274
721 5th Street, LLC	228
724 Glenwood, LLC	12,569
Volta, LLC	41,470
Platinum Hwy 27 Orlando, LLC	13,973
4 Union, LLC	66,023

Total	471,463

line 27

Revised 1/1/98

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 10/31/10

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales	$0	$323,430
3	Interest Received	$0	$431,859
4	Borrowings		$35,344
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions	$0	$0
7	Transfer from Mira Mesa		$1,436
8	Transfer from Wheatland	$14,000	$129,788
9	Payments on Advances	$0	$52,296
10	Transfer from FENB Account	$0	$36,690
11	Proceeds from re-financing of 950 Linden	$0	$290,890
12	Transfer from Fremont	$0	$30,000
13	Proceeds from Saigon Plaza	$0	$327,412

14	Total Cash Receipts	$14,000	$1,659,145
15	Cash Disbursements
16	Payments for Inventory
17	Selling
18	Administrative	$5,343	$236,419
19	Capital Expenditures
20	Principal Payments on Debt
21	Interest Paid	$0	$592,855
22	Rent/Lease:
23	Personal Property
24	Real Property
25	Amount Paid to Owner(s)/Officer(s)
26	Salaries
27	Draws
28	Commissions/Royalties
29	Expense Reimbursements
30	Other
31	Salaries/Commissions (less employee withholding)
32	Management Fees
33	Taxes:
34	Employee Withholding
35	Employer Payroll Taxes
36	Real Property Taxes
37	Other Taxes		$9,443
38	Other Cash Outflows:
39	Contribution to Hamilton Creek	$20,000	$507,681
40	US Trustee Fees		$16,900
41	Binder and Malter		$90,070
42	Professional Fees - Investor Committee		$49,679
43	Reimbursement CMR Inc		$76,884
44	Transfer to Wheatland Holdings	$2,900	$63,200
45	Transfer to 15 SSF DEV (Note 2)	$800	$10,900
46	Transfer to 5 Casa Grande	$3,100	$4,600
47	Transfer to 4 Union LLC	$100	$100

48	Total Cash Disbursements:	$32,243	$1,658,731
49	Net Increase (Decrease) in Cash	$(18,243)	$414
50	Cash Balance, Beginning of Period	$18,657	$0
51	Cash Balance, End of Period	$414	$414

Revised 1/1/98